Exhibit 99.41

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  NOVEMBER 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE3

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:


          (1) Aggregate Monthly Payments Due:                      $4,170,517.01
                                                                  --------------

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:
             (a) Principal                                          $741,946.66
                                                                  --------------
             (b) Interest                                         $3,237,198.15
                                                                  --------------
             (c) Total                                            $3,979,144.81
                                                                  --------------

          (3) Aggregate Principal Prepayments in part received on Self-Amortizing Mortgage Loans and applied in the applicable Prepayment Period:
                (a) Principal                                        $66,866.99
                                                                  --------------
                (c) Total                                            $66,866.99
                                                                  --------------

          (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:
               (a) Principal                                      $4,661,105.08
                                                                  --------------
               (b) Interest                                          $44,284.43
                                                                  --------------
               (c) Total                                          $4,705,389.51
                                                                  --------------

          (5) Aggregate Insurance Proceeds 0 0 (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                               $0.00
                                                                          ------
              (b) Interest                                                $0.00
                                                                          ------
              (c) Total                                                   $0.00
                                                                          ------

          (6)  Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                             $0.00
                                                                          ------
                (b) Interest                                              $0.00
                                                                          ------
                (c) Total                                                 $0.00
                                                                          ------

          (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a) Principal                                              $0.00
                                                                          ------
               (b) Interest                                               $0.00
                                                                          ------
               (c) Total                                                  $0.00
                                                                          ------

          (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:
               (a) Principal                                        $165,986.99
                                                                ----------------
               (b) Interest                                           $1,064.37
                                                                ----------------
               (c) Total                                            $167,051.36
                                                                ----------------

          (9) Pool Principal Balance                            $426,817,341.41
                                                                ----------------

          (10) Available Funds:                                   $8,905,516.49
                                                                ----------------

          (11) Realized Losses for
                 prior month:                                             $0.00
                                                                ----------------

          (12) Aggregate Realized
                 Losses:                                                  $0.00
                                                                ----------------
                       (a) Deficient Valuations                           $0.00
                                                                ----------------
                       (b) Special Hazard Losses                          $0.00
                                                                ----------------
                       (c) Fraud Losses                                   $0.00
                                                                ----------------
                       (d) Excess Bankruptcy Losses                       $0.00
                                                                ----------------
                       (e) Excess Special Hazard Losses                   $0.00
                                                                ----------------
                       (f ) Excess Fraud Losses                           $0.00
                                                                ----------------

          (13) Compensating Interest
                 Payment:                                             $3,607.27
                                                                ----------------

          (14) Net Simple Interest
                 Shortfall:                                              ($0.00)
                                                                       ---------

          (15) Net Simple Interest
                 Excess:                                                  $0.00
                                                                       ---------

          (16) Simple Interest Shortfall
                 Payment:                                                ($0.00)
                                                                       ---------

          (17) Unpaid Net Simple Interest Shortfall:
                 Class A1                                                 $0.00
                                                                       ---------
                 Class A2                                                 $0.00
                                                                       ---------
                 Class A3                                                 $0.00
                                                                       ---------
                 Class A4                                                 $0.00
                                                                       ---------
                 Class A5                                                 $0.00
                                                                       ---------
                 Class A6                                                 $0.00
                                                                       ---------
                 Class S                                                  $0.00
                                                                       ---------
                 Class M                                                  $0.00
                                                                       ---------
                 Class B1                                                 $0.00
                                                                       ---------
                 Class B2                                                 $0.00
                                                                       ---------
                 Class B3                                                 $0.00
                                                                       ---------
                 Class B4                                                 $0.00
                                                                       ---------
                 Class B5                                                 $0.00
                                                                       ---------

          (18) Class Certificate Interest Rate:
                 Class A5                                              7.795%
                                                                       -------
                 Class M                                               7.775%
                                                                       -------
                 Class B1                                              8.315%
                                                                       -------
                 Class B2                                              9.186%
                                                                       -------
                 Class B3                                              9.193%
                                                                       -------
                 Class B4                                              9.193%
                                                                       -------
                 Class B5                                              9.193%
                                                                       -------
                 Class S                                                1.85%
                                                                       -------

          (19) Accrued Certificate Interest and Pay-out Rate:
                 Class A1                  $745,723.01        6.870%
                                         ----------------------------
                 Class A2                  $256,483.33        6.995%
                                         ----------------------------
                 Class A3                  $491,775.00        7.110%
                                         ----------------------------
                 Class A4                  $323,266.67        7.460%
                                         ----------------------------
                 Class A5                  $152,268.83        7.795%
                                         ----------------------------
                 Class A6                  $234,494.96        7.450%
                                         ----------------------------
                 Class S                   $658,081.83         1.85%
                                         ----------------------------
                 Class M                    $84,252.74        7.775%
                                         ----------------------------
                 Class B1                   $82,591.64        8.315%
                                         ----------------------------
                 Class B2                   $79,634.28        9.186%
                                         ----------------------------
                 Class B3                   $53,122.18        9.193%
                                         ----------------------------
                 Class B4                   $38,185.87        9.193%
                                         ----------------------------
                 Class B5                   $69,730.43        9.193%
                                         ----------------------------
                  Total                  $3,269,610.77

          (20) Principal distributable:
                 Class A1                                         $5,537,954.58
                                                                 ---------------
                 Class A2                                                 $0.00
                                                                 ---------------
                 Class A3                                                 $0.00
                                                                 ---------------
                 Class A4                                                 $0.00
                                                                 ---------------
                 Class A5                                                 $0.00
                                                                 ---------------
                 Class A6                                                 $0.00
                                                                 ---------------
                 Class M                                             $22,604.53
                                                                 ---------------
                 Class B1                                            $20,719.81
                                                                 ---------------
                 Class B2                                            $18,083.63
                                                                 ---------------
                 Class B3                                            $12,054.59
                                                                 ---------------
                 Class B4                                             $8,665.21
                                                                 ---------------
                 Class B5                                            $15,823.37
                                                                 ---------------
                 Class R1                                                 $0.00
                                                                 ---------------
                 Class R2                                                 $0.00
                                                                 ---------------
                  Total                                           $5,635,905.72

          (21) Additional distributions to
                 the Class R1 Certificate
                 pursuant to Section 2.05 (d) :                          $0.00
                                                                         ------

          (22) Additional distributions to
                 the Class R2 Certificate
                 pursuant to Section 4.01 (b) :                          $0.00
                                                                         ------

          (23) Distributions Allocable to
                   Unanticipated Recoveries:

                 Class A1                                                $0.00
                                                                         ------
                 Class A2                                                $0.00
                                                                         ------
                 Class A3                                                $0.00
                                                                         ------
                 Class A4                                                $0.00
                                                                         ------
                 Class A5                                                $0.00
                                                                         ------
                 Class A6                                                $0.00
                                                                         ------
                 Class M                                                 $0.00
                                                                         ------
                 Class B1                                                $0.00
                                                                         ------
                 Class B2                                                $0.00
                                                                         ------
                 Class B3                                                $0.00
                                                                         ------
                 Class B4                                                $0.00
                                                                         ------
                 Class B5                                                $0.00
                                                                         ------
                 Class R1                                                $0.00
                                                                         ------
                 Class R2                                                $0.00
                                                                         ------

    B. Other Amounts:

          1)  Senior Percentage for such
               Distribution Date                                 86.798089%
                                                                 -----------

          2)  Senior Prepayment Percentage
               for such Distribution Date                           100.00%
                                                                 -----------

          3)  Junior Percentage for such
               Distribution Date                                 13.201911%
                                                                 -----------

          4)  Junior Prepayment Percentage
               for such Distribution Date                             0.00%
                                                                 -----------

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                             $0.00
                                                                 -----------

          6)  Prepayment Distribution Triggers satisfied:
                              Yes                 No
              Class B1         X
                               ----------------------------------
              Class B2         X
                               ----------------------------------
              Class B3         X
                               ----------------------------------
              Class B4         X
                               ----------------------------------
              Class B5         X
                               ----------------------------------

          7)  Class A6 Certificate Percentage
                for such Distribution Date:                     10.195447%
                                                                -----------

          8)  Class A6 Distribution Percentage
                for such Distribution Date:                          0.00%
                                                                -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

By:  /s/ Tim Neer
-------------------------------------------
Name: Tim Neer
Title:    Vice President of Investor Operations